Anchor Bancorp Wisconsin Inc. Announces Third Quarter Earnings

MADISON, WI -- 02/04/2005 -- Anchor BanCorp Wisconsin Inc. (NASDAQ: ABCW) announced net income of $10.9 million for the quarter ended December 31, 2004, and net income of $32.2 million for the nine-month period ended December 31, 2004. This compares to $9.9 million for the same quarter in 2003 and $35.2 million for the nine-month period ended December 31, 2003.

Diluted earnings per share were $.47 for the quarter ended December 31, 2004, as compared to $.43 for the same quarter last year. Diluted earnings per share were $1.39 for the nine-month period ended December 31, 2004, which compares to $1.50 for the nine-month period for the same period last year.

The interest rate spread increased from 3.10% to 3.29% for the quarter ended December 31, 2004, and from 3.12% to 3.16% for the nine-month period ended December 31, 2004. Net interest margin increased from 3.19% to 3.40% and from 3.24% to 3.26% for the same periods last year. "I am pleased with the increase in our net interest margin and with our continued asset growth," commented Douglas J. Timmerman, President. Assets grew 7.3% for the year ended December 31, 2004.

During the quarter ended December 31, 2004, 136,000 shares were purchased under a previously authorized repurchase program. The repurchases are made from time to time in open market and/or negotiated transactions as, in the opinion of management, market conditions may warrant.

Anchor BanCorp's stock is traded on the over-the-counter market under the NASDAQ symbol ABCW. AnchorBank fsb, the wholly owned subsidiary, has 57 full-service offices and two loan-origination-only offices. All are located in Wisconsin.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of Anchor BanCorp. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include changes in general economic conditions, deposit flows, loan demand, asset quality, competition, legislation or regulation and accounting principles, policies or guidelines affecting reports filed with the Securities and Exchange Commission for financial and business information regarding Anchor BanCorp, including information which could affect Anchor BanCorp's forward-looking statements.

                          ANCHOR BANCORP WISCONSIN INC.
                             FINANCIAL HIGHLIGHTS
               (Dollars in thousands - except per share amounts)
                                 (Unaudited)

                                    Three Months Ended  Nine Months Ended
                                       December 31,        December 31,
                                      2004      2003      2004      2003
                                    --------  --------  --------  --------
Operations Data:
 Net interest income                $ 31,651  $ 27,490  $ 89,472  $ 83,532
 Provision for loan losses               664       450     1,414     1,350
 Net gain on sale of loans             1,825     1,683     3,716    12,943
 Real estate investment
  partnership revenue                 16,104    11,856    54,983    31,565
 Other non-interest income             5,284     3,717    17,560    12,022
 Real estate investment
  partnership cost of sales           13,131     7,787    43,909    23,445
 Non-interest expense                 20,368    18,954    63,017    54,787
 Minority interest in income
  of real estate
  partnership operations               2,023     1,478     4,965     3,301
 Income before income taxes           18,678    16,077    52,426    57,179
 Income taxes                          7,758     6,139    20,227    21,948
 Net income                           10,920     9,938    32,199    35,231

Selected Financial Ratios (1):
 Yield on earning assets                5.51%     5.49%     5.36%     5.59%
 Cost of funds                          2.22      2.39      2.20      2.47
 Interest rate spread                   3.29      3.10      3.16      3.12
 Net interest margin                    3.40      3.19      3.26      3.24
 Return on average assets               1.11      1.09      1.11      1.28
 Return on average equity              13.75     13.44     13.78     15.88
 Average equity to average assets       8.09      8.10      8.08      8.04
 Non-interest expense
  to average assets                     3.41      2.93      3.70      2.84

Per Share:
 Basic earnings per share           $   0.48  $   0.44  $   1.42  $   1.53
 Diluted earnings per share             0.47      0.43      1.39      1.50
 Dividends per share                    0.13      0.11      0.36      0.32
 Book value per share                  13.97     13.04     13.97     13.04

                                          December 31,         Percent
                                        2004        2003       Change
                                     ----------  ----------  ----------
Financial Condition:
 Total assets                        $3,934,387  $3,665,544        7.3%
 Loans receivable, net
  Held for sale                          11,816      14,448      (18.2)
  Held for investment                 3,292,339   3,019,819        9.0
 Investment securities available
  for sale, at fair value                30,685      65,242      (53.0)
 Investment securities held
  to maturity, at amortized cost              -       1,000     (100.0)
 Mortgage-related securities
  available for sale, at fair value     211,685     151,002       40.2
 Mortgage-related securities held
  to maturity, at amortized cost          1,734      25,574      (93.2)
 Deposits                             2,705,495   2,553,267        6.0
 Borrowings                             826,928     750,729       10.2
 Stockholders' equity                   320,749     298,640        7.4
 Allowance for loan losses               27,526      28,899       (4.8)
 Non-performing assets                   21,029      14,617       43.9

(1) Annualized when appropriate.

                     ANCHOR BANCORP WISCONSIN INC.
              CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                               (Unaudited)
                                               December 31,     March 31,
                                                  2004            2004
                                               -----------    -----------
                                                     (In Thousands)
Assets
 Cash and cash equivalents                     $   172,880    $   198,993
 Investment securities available for sale,
  at fair value                                     30,685         29,514
 Investment securities held to maturity,
  at amortized cost                                      -              -
 Mortgage-related securities available
  for sale, at fair value                          211,685        220,918
 Mortgage-related securities held
  to maturity, at amortized cost                     1,734          4,303
 Loans receivable, net
  Held for sale                                     11,816         14,578
  Held for investment                            3,292,339      3,066,812
 Foreclosed properties and
  repossessed assets, net                              553          2,422
 Real estate held for development and sale          60,830         77,749
 Office properties and equipment                    30,845         31,233
 Other assets                                      121,020        163,864
                                               -----------    -----------
    Total assets                               $ 3,934,387    $ 3,810,386
                                               ===========    ===========

Liabilities and Stockholders' Equity
 Deposits                                      $ 2,705,495    $ 2,609,686
 Borrowings                                        826,928        831,559
 Other liabilities                                  74,248         60,902
                                               -----------    -----------
    Total liabilities                            3,606,671      3,502,147
                                               -----------    -----------

 Minority interest in real estate partnerships       6,967          6,691
                                               -----------    -----------

 Preferred stock, $.10 par value,
  5,000,000 shares authorized,
  none outstanding                                       -              -
 Common stock, $.10 par value,
  100,000,000 shares authorized,
  25,364,339 shares issued                           2,536          2,536
 Additional paid-in capital                         68,609         67,926
 Retained earnings, substantially restricted       306,052        284,329
 Accumulated other comprehensive income                337          2,670
 Treasury stock (2,405,579 shares
  and 2,408,804 shares, respectively),
  at cost                                          (50,485)       (50,324)
 Unearned deferred compensation                     (6,300)        (5,589)
                                               -----------    -----------
    Total stockholders' equity                     320,749        301,548
                                               -----------    -----------
    Total liabilities, minority interest
     and stockholders' equity                  $ 3,934,387    $ 3,810,386
                                               ===========    ===========

                       ANCHOR BANCORP WISCONSIN INC.
                    CONSOLIDATED STATEMENTS OF INCOME
                               (Unaudited)

                                 Three Months Ended    Nine Months Ended
                                     December 31,          December 31,
                                   2004       2003       2004       2003
                                ---------  ---------  ---------  ---------
                                 (In Thousands - except per share amounts)

Interest income:
  Loans                         $  47,347  $  42,905  $ 135,588  $ 130,588
  Mortgage-related securities       2,141      2,136      6,404      7,217
  Investment securities             1,305      1,979      3,984      5,697
  Interest-bearing deposits           565        221      1,207        667
                                ---------  ---------  ---------  ---------
    Total interest income          51,358     47,241    147,183    144,169
Interest expense:
  Deposits                         12,814     13,217     36,658     41,618
  Notes payable and
   other borrowings                 6,893      6,534     21,053     19,019
                                ---------  ---------  ---------  ---------
    Total interest expense         19,707     19,751     57,711     60,637
                                ---------  ---------  ---------  ---------
    Net interest income            31,651     27,490     89,472     83,532
Provision for loan losses             664        450      1,414      1,350
                                ---------  ---------  ---------  ---------
    Net interest income after
     provision for loan losses     30,987     27,040     88,058     82,182
Non-interest income:
Real estate investment
 partnership revenue               16,104     11,856     54,983     31,565
Loan servicing income (loss)          958        763      2,475     (2,094)
Service charges on deposits         2,124      2,046      6,524      6,171
Insurance commissions                 519        664      1,764      1,832
Net gain on sale of loans           1,825      1,683      3,716     12,943
Net gain (loss) on sale of
 investments and
 mortgage-related securities           75        (40)     1,472        300
Other revenue from
 real estate operations               725       (682)     2,744      1,852
Other                                 883        966      2,581      3,961
                                ---------  ---------  ---------  ---------
    Total non-interest income      23,213     17,256     76,259     56,530
Non-interest expense:
  Compensation                     10,028      9,995     30,765     29,659
  Real estate investment
   partnership cost of sales       13,131      7,787     43,909     23,445
  Occupancy                         1,659      1,533      4,964      4,800
  Furniture and equipment           1,413      1,468      4,398      4,267
  Data processing                   1,074      1,202      3,519      3,501
  Marketing                         1,014        790      3,030      2,372
  Other expenses from
   real estate operations           1,302      1,053      6,693      1,882
  Other                             3,878      2,913      9,648      8,306
                                ---------  ---------  ---------  ---------
    Total non-interest expense     33,499     26,741    106,926     78,232
                                ---------  ---------  ---------  ---------
  Minority interest in income
   of real estate
   partnership operations           2,023      1,478      4,965      3,301
                                ---------  ---------  ---------  ---------
    Income before income taxes     18,678     16,077     52,426     57,179
Income taxes                        7,758      6,139     20,227     21,948
                                ---------  ---------  ---------  ---------
    Net income                  $  10,920  $   9,938  $  32,199  $  35,231
                                =========  =========  =========  =========

Earnings per share:
Basic                           $    0.48  $    0.44  $    1.42  $    1.53
Diluted                              0.47       0.43       1.39       1.50

For more information, contact:
Michael Helser
CFO
(608) 252-1810

Douglas J. Timmerman
President
(608) 252-8782